UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2011

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On May 26, 2011, the Annual Meeting of Hibbett Sports, Inc. (Company) was held.  The following proposals were submitted by the Board of Directors to a vote of stockholders of the Company and the final results of the voting on each proposal are presented below.

Proposal Number 1 – Election of Directors

Each of the following two Directors was nominated to serve as Class III Director for a three-year term expiring at the Annual Meeting of Stockholders to be held in 2014 or until his successor is elected and qualified.  The two Directors were elected as Directors of the Company, as represented by the votes below:

Nominee	For	Withheld	Broker Non-Votes
Albert C. Johnson	24,970,851	243,144	1,184,812
Ralph T. Parks	24,970,777	243,218	1,184,812

Proposal Number 2 – Selection of Independent Registered Public Accounting Firm

The stockholders were asked to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2012 ending January 28, 2012.  The appointment was ratified by a majority of shares present and entitled to vote, as indicated below:

For	Against	Abstain	Broker Non-Votes
26,198,669	195,755	4,383	-

Proposal Number 3 – Advisory Vote on Executive Compensation

The stockholders had the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers.  The voters approved the executive compensation by a majority of shares present and entitled to vote, as indicated below:

For	Against	Abstain	Broker Non-Votes
25,108,596	72,583	32,816	1,184,812

Proposal Number 4 – Advisory Vote on the Frequency of Advisory Votes on Executive Compensation

The stockholders had the opportunity to vote, on a non-binding advisory basis, on how frequently we should seek future advisory votes on the compensation of our Named Executive Officers.  Our stockholders expressed a preference that an advisory vote on the compensation of our Named Executive Officers occur every year.  The results of the advisory vote were as follows:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
6,654,765	94,892	18,434,365	29,973	1,184,812

Proposal Number 5 – Re-Approval of Performance-Based Compensation under the 2006 Executive Officer Cash Bonus Plan

The stockholders were asked to re-approve the measures used in establishing goals for performance-based awards, as well as the limits applicable to such awards, as contained in the 2006 Executive Officer Cash Bonus Plan.  The voters re-approved such measures by a majority of shares present and entitled to vote, as indicated below:

For	Against	Abstain	Broker Non-Votes
24,904,057	271,671	38,267	1,184,812

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Gary A. Smith
Gary A. Smith
Senior Vice President and Chief Financial Officer

May 31, 2011